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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported) March 12, 1997

CHEVY CHASE BANK, F.S.B., (as seller under the Pooliing and Servicing Agreement, dated as of March 1, 1997, providing for the issuance of Chevy Chase Auto Receivables Trust 1997-1, ____% Auto Receivables Backed Certificates).

                           Chevy Chase Bank, F.S.B.
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            (Exact name of registrant as specified in its charter)

        Delaware                333-21707                       52-0897004
----------------------      ------------------             --------------------
  (State or Other            (Commission File               (I.R.S. Employer
  Jurisdiction of            Number)                        Identification No.)
  Incorporation)


8401 Connecticut Ave.                                              20815
Chevy Chase, Maryland                                            ----------
---------------------                                            (Zip Code)
(Address of Principal Executive
Offices)

Registrant's telephone number, including area code (301) 986-7000
                                                   ----- --------
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Item 5.  Other Events
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     The consolidated financial statements of AMBAC Indemnity Corporation and its subsidiaries as of December 31, 1996 and 1995 and for the three year period ended December 31, 1996 included in the Current Report on Form 8-K of AMBAC Inc. for the year ended December 31, 1996 (which was filed with the Securities and Exchange Commission on March 12, 1997) are hereby incorporated by reference in this Current Report on Form 8-K and shall be deemed a part hereof.

Item. 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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          (a) Not applicable.

          (b) Not applicable.

          (c) Exhibits:

                     99.1. Consent of Independent Certified Accountants


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       CHEVY CHASE BANK, F.S.B.

                                                       By: /s/ Mark Holles
                                                           --------------------
                                                           Name: Mark Holles
                                                           Title: Vice President
Dated: March 11, 1997

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                                 Exhibit Index
                                 -------------

Exhbit                                                          Page
------                                                          ----

99.1.   Consent of Independent Certified Accountants

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